UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-05655

DWS Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Municipal Income Trust Ticker Symbol: KTF

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment Plan

click here Shareholder Meeting Results

click here Additional Information

click here Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and federal, state and local taxes may apply. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that, when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/08
DWS Municipal Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	1.06%	2.90%	3.04%	3.90%	5.91%
Based on Market Price(a)	6.95%	1.19%	1.12%	3.47%	4.29%
Lehman Brothers Municipal Bond Index(b)	1.44%	3.87%	3.53%	3.67%	5.06%
Lipper General Closed-End Municipal Debt Funds (Leveraged) Category(c)	-1.30%	-1.78%	2.44%	4.09%	5.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/08	As of 11/30/07
Net Asset Value	$ 11.60	$ 11.79
Market Price	$ 10.86	$ 10.43

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) The Lipper General Closed-End Municipal Debt Funds (Leveraged) Category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the General Closed-End Municipal Debt Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Six Months as of 5/31/08: Income Dividends (common shareholders)	$ .29
May Income Dividend (common shareholders)	$ .0480
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/08+	4.97%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/08+	5.30%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/08+	7.65%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/08+	8.15%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — General Closed-End Municipal Debt Funds (Leveraged) Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	54	6
3-Year	21	of	54	39
5-Year	35	of	52	67
10-Year	5	of	38	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

Philip G. Condon and Eleanor R. Lynch serve as co-lead portfolio managers of DWS Municipal Income Trust. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2008?

A: Municipal bonds delivered modest positive results over the six months. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 1.44% for the six months ended May 31, 2008.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 1.49% for the same period.2

The US Federal Reserve Board (the Fed) lowered the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — five times totaling 250 basis points (2.5 percentage points) over the period. This left the federal funds rate at 2.00% at the end of May 2008. Municipal yields declined on the shorter parts of the curve, while rising on issues over 10 years.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than that of longer issues.

1 The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply trailed off for much of the six months on concerns over the uncertain credit status of leading bond insurers with exposure to the subprime crisis. Toward the end of the period, issuance began to rebound as issuers converted debt from the stalled auction rate market into fixed-rate securities.4

4 Municipal auction rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a Dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.

Demand for all non-Treasury issues, including municipals, was severely impacted for portions of the period by credit and liquidity concerns stemming from the collapse in subprime mortgages. Support provided by traditional municipal market participants was overwhelmed at times by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand. In addition, demand suffered as dealers looking to improve balance sheets in the tight credit environment trimmed municipal inventory. In the second half of the period, retail interest in individual bonds strengthened and flows into tax-free mutual funds returned to positive levels. Insurance companies were consistent buyers of municipals during the period.

Municipal Bond Yield Curve (as of 11/30/07 and 5/31/08)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

The municipal bond yield curve steepened significantly during the semiannual period. The two-year bond yield decreased 90 basis points from 3.18% to 2.28%, while the 30-year yield increased 21 basis points to 4.53% from 4.32%, resulting in a total steepening of 111 basis points. (See the accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

Q: How did DWS Municipal Income Trust perform for the six-month period ended May 31, 2008?

A: For the semiannual period, DWS Municipal Income Trust delivered a total return at net asset value of 1.06%. For the same period, the fund posted a return based on market value of 6.95%. Its average peer in the Lipper General Closed End Municipal Debt Leveraged Funds category for closed-end funds delivered -1.30% in the period.5 For the six-month period ended May 31, 2008, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 1.44%. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) Over the period, the discount at which the fund trades to its net asset value narrowed from about a little under 11.5% to 6.4%.

5 The Lipper General Closed-End Municipal Debt Funds (Leveraged) Category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the General Closed-End Municipal Debt Funds (Leveraged) Category. For the 1-, 5- and 10-year periods, this category's average was -1.78% (54 funds), 4.09% (52 funds) and 5.13% (38 funds), respectively, as of May 31, 2008. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended May 31, 2008?

A: Over the period, we continued to manage the fund with an eye on preserving its earnings capacity. Given an environment of low interest rates, we maintained a focus on avoiding excessive sales of bonds carrying high distribution yields.

A relatively conservative positioning from the standpoint of credit risk benefited performance as market participants have continued to seek quality in the wake of the subprime crisis, causing credit spreads to widen over the period. In particular, the fund's modest exposure to tobacco- and airline-related issues has helped performance. Credit spreads reached levels where investors are paid more fairly for the incremental risk, and we have begun to selectively increase exposure to lower-quality issues.6 In this vein, we increased the fund's holdings of bonds rated A and BBB. The credit downgrade of a leading bond insurer also contributed to an increase in holdings rated below AAA.

6 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity. Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

The fund's holdings of prepaid utility contract bonds was a constraint on returns as these issues are backed by investment banking firms, virtually all of whom have some exposure to the subprime issue.

As we entered the period, the yield curve was still relatively flat, reducing the income advantage provided by longer-term issues. In this environment, we emphasized bonds with maturities in the 10- to 15-year range. The fund's curve positioning helped performance, as intermediate-term bonds were less impacted by rising yields and corresponding price declines than longer-dated issues. As long-term rates have risen and the curve has steepened, we have increasingly taken advantage of opportunities to extend the fund's duration and increase income, adding exposure to issues in the 20-25 year range.7

7 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Since February 2008, developments in the remarketed preferred share market have caused the remarketings for the fund's preferred shares to fail. The failed remarketings have impacted the fund by increasing the preferred shares' dividend rate to a maximum rate that is at a premium to short-term taxable yields. This initially increased the fund's borrowing costs. However, this negative impact was offset over the last six months by the recent decline in short-term interest rates, which lowered the reference rate used to calculate the fund's cost of leverage. Additional information regarding the fund's preferred shares and failed remarketings can be accessed on our Web site www.dws-investments.com and in this report's accompanying Notes to Financial Statements, Note A.

At the end of May, the 10-year municipal bond was yielding approximately 90% of the comparable maturity Treasury bond, up from about 80% 12 months earlier, reflecting an attractive relative valuation. As wider credit spreads and a steeper yield curve have emerged, we have continued to adopt a less defensive position in order to take advantage of potential opportunities. With insurance becoming less of a factor in the municipal market, we believe the fund's longstanding focus on intensive credit evaluation will likely be increasingly valuable going forward.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08	11/30/07

Revenue Bonds	45%	48%
ETM/Prerefunded Bonds	35%	35%
General Obligation Bonds	17%	14%
Lease Obligations	3%	3%
	100%	100%
Quality	5/31/08	11/30/07

AAA	44%	70%
AA	12%	8%
A	27%	12%
BBB	12%	7%
BB	—	1%
Below B	1%	—
Not Rated	4%	2%
	100%	100%
Interest Rate Sensitivity	5/31/08	11/30/07

Average Maturity	6.2 years	5.3 years
Duration	5.4 years	5.0 years
Top Five State Allocations (As a % of Investment Portfolio)	5/31/08	11/30/07

California	16%	16%
Texas	11%	11%
New York	9%	9%
Tennessee	7%	3%
Illinois	6%	7%

Asset allocation, quality, interest rate sensitivity and state allocations are subject to change. Duration shown does not account for the leverage position of the Fund.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 149.5%
Alabama 3.6%
Camden, AL, Industrial Development Board Revenue, AMT, Series B, 6.375%, 12/1/2024	1,000,000	1,011,060
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	6,007,265
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (a)	8,560,000	9,069,406
		16,087,731
Arizona 2.2%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,662,410
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.5%, 12/1/2029	2,400,000	2,346,744
		10,009,154
California 19.5%
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.0%, 11/15/2042	2,000,000	1,958,120
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	7,000,000	5,838,840
Series A, 5.0%, 6/1/2038 (a)	2,500,000	2,413,400
Series B, 5.625%, 6/1/2038	7,080,000	7,769,380
Series 2003-A-1, 6.75%, 6/1/2039	11,730,000	13,473,195
California, State General Obligation:
4.5%, 10/1/2029	15,000,000	14,267,700
Series 2, 5.0%, 9/1/2019	4,385,000	4,605,039
5.0%, 12/1/2020	4,600,000	4,759,160
5.0%, 11/1/2027	3,000,000	3,056,310
5.0%, 6/1/2028	3,000,000	3,035,310
5.125%, 4/1/2024	4,400,000	4,519,064
5.25%, 12/1/2021	10,215,000	10,658,331
5.25%, 4/1/2030	110,000	112,327
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,657,700
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2021	5,000,000	5,340,650
Northern California, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series A-1, 5.375%, 6/1/2038	3,000,000	2,532,780
Southern California, Public Power Authority, Natural Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/1/2026	1,155,000	1,181,045
		88,178,351
Colorado 5.9%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (a)	2,500,000	2,598,175
Colorado, Educational & Cultural Facilities Authority Revenue, Lutheran Church Extension, 1.06%*, 5/15/2038, Bank of America NA (b)	3,000,000	3,000,000
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,128,800
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (a)	6,145,000	6,503,069
Series A, 6.0%, 12/1/2015 (a)	5,705,000	6,079,362
Series A, 6.0%, 12/1/2016 (a)	2,000,000	2,131,240
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	175,000	187,644
Denver, CO, Airport Revenue, AMT, Series A, 6.0%, 11/15/2014 (a)	5,000,000	5,192,150
		26,820,440
District of Columbia 8.0%
District of Columbia, ETM, Series A, Prerefunded, 5.5%, 6/1/2014 (a)	640,000	665,158
District of Columbia, Core City General Obligation, Series B, 5.5%, 6/1/2011 (a)	20,000,000	21,567,000
District of Columbia, General Obligation:
Prerefunded, Series A-2005, 5.25%, 6/1/2027 (a)	2,585,000	2,611,083
Series A-2005, 5.25%, 6/1/2027 (a)	6,580,000	6,652,709
District of Columbia, Howard University Revenue, Series A, 5.0%, 10/1/2023 (a)	2,810,000	2,894,778
District of Columbia, State General Obligation, Series A, 5.5%, 6/1/2014 (a)	1,860,000	1,929,917
		36,320,645
Florida 6.1%
Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching Hospital, Series A, 1.35%*, 12/1/2012, SunTrust Bank (b)	1,100,000	1,100,000
Dade County, FL, Special Assessment Revenue:
Series B, Prerefunded, Zero Coupon, 10/1/2022 (a)	7,735,000	3,285,750
Series B, Prerefunded, Zero Coupon, 10/1/2024 (a)	16,955,000	6,343,544
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	991,340
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series A, 5.75%, 4/1/2028	3,000,000	3,110,700
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (a)	1,665,000	1,775,456
6.0%, 7/1/2014 (a)	1,000,000	1,066,340
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare:
Series B, 5.25%, 12/1/2029 (a)	3,500,000	3,616,620
5.75%, 12/1/2032	1,000,000	1,109,150
Palm Beach County, FL, School District Revenue Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (a)	2,850,000	3,073,497
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2032	2,000,000	1,972,220
		27,444,617
Georgia 2.9%
Burke County, GA, Development Authority Pollution Control Revenue, Vogtle Project, 1.35%*, 10/1/2032	1,300,000	1,300,000
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2022	7,340,000	7,182,043
Series A, 5.5%, 9/15/2027	5,000,000	4,743,400
		13,225,443
Hawaii 4.5%
Hawaii, Airport System Revenue, AMT, Series B, 6.5%, 7/1/2013 (a)	8,800,000	9,237,272
Hawaii, Electric Revenue, Department of Budget & Finance, AMT, Series D, 6.15%, 1/1/2020 (a)	2,195,000	2,230,076
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (a)	2,950,000	3,118,327
Series A, 6.0%, 7/1/2012 (a)	3,135,000	3,348,901
Hawaii, State General Obligation, Series CT, Prerefunded, 5.75%, 9/1/2014 (a)	2,310,000	2,435,064
		20,369,640
Idaho 0.0%
Idaho, Single Family Housing Revenue, AMT, Series C2, 6.9%, 7/1/2025	50,000	50,054
Illinois 9.1%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (a)	10,000,000	10,284,500
Chicago, IL, Core City General Obligation:
Series A, Prerefunded, 6.0%, 1/1/2014 (a)	2,085,000	2,259,973
Series A, Prerefunded, 6.125%, 1/1/2015 (a)	2,000,000	2,172,900
Series A, 6.125%, 1/1/2016 (a)	2,000,000	2,172,900
Chicago, IL, General Obligation, Series A, 5.0%, 1/1/2024	10,360,000	10,845,366
Chicago, IL, Other General Obligation, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (a)	1,000,000	1,083,920
Series A, 6.0%, 1/1/2017 (a)	1,000,000	1,083,920
Chicago, IL, Water Revenue, Series A, 5.0%, 11/1/2020 (a)	3,615,000	3,783,712
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028 (a)	1,250,000	1,300,625
Illinois, Health Facilities Authority Revenue, Children's Memorial Hospital, Series A, Prerefunded, 5.625%, 8/15/2019 (a)	4,000,000	4,207,520
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority, Series A, 5.5%, 6/15/2017 (a)	1,555,000	1,758,456
		40,953,792
Indiana 1.2%
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	5,000,000	5,484,000
Kansas 0.7%
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	3,000,000	3,361,680
Kentucky 1.4%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.5%, 10/1/2020	790,000	869,553
Series A, 6.5%, 10/1/2020	1,210,000	1,256,972
Series A, Prerefunded, 6.625%, 10/1/2028	3,130,000	3,454,018
Series A, 6.625%, 10/1/2028	870,000	916,754
		6,497,297
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (a)	2,000,000	2,220,380
Maine 1.5%
Maine, Hospital & Healthcare Revenue, Series D, 5.7%, 7/1/2013 (a)	375,000	375,930
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (a)	6,165,000	6,242,124
		6,618,054
Maryland 0.9%
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,747,225
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital, 5.75%, 1/1/2033	1,500,000	1,470,900
		4,218,125
Massachusetts 3.6%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (a)	8,000,000	8,219,760
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (a)	5,000,000	4,977,050
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015 (a)	3,000,000	3,080,820
		16,277,630
Michigan 2.2%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,480,890
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (a)	3,425,000	3,637,487
5.75%, 6/1/2016 (a)	4,640,000	4,950,462
		10,068,839
Minnesota 1.6%
Minneapolis & St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (a)	4,395,000	4,583,018
Minneapolis & St. Paul, MN, Port Authority Revenue, AMT, Series B, 5.625%, 1/1/2015 (a)	2,500,000	2,539,325
		7,122,343
Missouri 0.1%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital, 6.5%, 2/15/2021	365,000	365,387
Nevada 3.5%
Henderson, NV, Health Care Facility Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031	10,000,000	9,854,800
Washoe County, NV, School District General Obligation, Prerefunded, 5.75%, 6/1/2014 (a)	5,450,000	5,739,013
		15,593,813
New Jersey 10.5%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,090,000	1,064,102
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (a)	5,000,000	6,067,550
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (a)	10,775,000	10,903,977
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,332,590
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,875,000	2,018,887
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, Prerefunded, 5.75%, 6/15/2017	10,000,000	10,686,000
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	1,000,000	776,170
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.75%, 5/1/2013 (a)	6,000,000	6,208,080
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, Prerefunded, 5.6%, 1/1/2017 (a)	8,000,000	8,495,600
		47,552,956
New York 8.4%
Nassau County, NY, Hospital & Healthcare, 6.0%, 8/1/2015 (a)	3,390,000	3,609,028
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,669,665
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.25%, 6/1/2022 (a)	10,000,000	10,406,200
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	5,500,000	5,827,250
New York, Transportation/Tolls Revenue, Prerefunded, 5.75%, 4/1/2014 (a)	2,000,000	2,083,460
New York, NY, General Obligation, Series D, 5.0%, 11/1/2024	7,500,000	7,715,250
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	1,785,697
Series B, 6.125%, 11/15/2014	355,000	385,363
Series B, Prerefunded, 6.125%, 11/15/2015	3,000,000	3,255,990
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014 (a)	1,180,000	1,340,480
		38,078,383
North Carolina 1.8%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (a)	2,480,000	2,545,869
Series B, 5.875%, 7/1/2014 (a)	1,140,000	1,169,811
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,035,850
Series B, 6.375%, 1/1/2013	3,000,000	3,181,560
		7,933,090
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,765,160
Ohio 2.9%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	8,820,000	8,007,502
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025***	6,000,000	5,277,840
		13,285,342
Oregon 2.4%
Oregon, State General Obligation Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (a)	1,000,000	1,083,340
Oregon, State Revenue Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (a)	1,000,000	1,083,340
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (a)	3,100,000	3,282,001
Series A, 5.75%, 6/15/2018 (a)	2,225,000	2,352,782
Series A, 5.75%, 6/15/2019 (a)	2,820,000	2,981,952
		10,783,415
Pennsylvania 1.7%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,723,198
Philadelphia, PA, Gas Works Revenue, Series A-1, 5.0%, 9/1/2029 (a)	5,000,000	5,096,350
		7,819,548
Puerto Rico 0.3%
Commonwealth of Puerto Rico, Public Improvement:
Prerefunded, Series A, 5.25%, 7/1/2030	620,000	702,584
Series A, 5.25%, 7/1/2030	380,000	378,507
		1,081,091
Rhode Island 0.9%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	3,903,800
South Carolina 3.3%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,514,190
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	4,825,000	5,687,372
Series C, 7.0%, 8/1/2030	595,000	699,797
Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,273,460
South Carolina, Tobacco Settlement Revenue Management Authority:
Series B, 6.0%, 5/15/2022	1,940,000	1,939,399
Series B, 6.375%, 5/15/2030	3,085,000	2,984,182
		15,098,400
South Dakota 0.3%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,500,000	1,490,730
Tennessee 4.8%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.0%, 12/15/2021	2,000,000	1,853,220
Memphis-Shelby County, TN, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (a)	4,690,000	4,855,510
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care, Prerefunded, 6.5%, 9/1/2026	7,000,000	7,979,370
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2019	7,000,000	6,979,980
		21,668,080
Texas 18.6%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (a)	3,190,000	3,366,311
6.0%, 11/15/2015 (a)	3,480,000	3,672,340
6.0%, 11/15/2016 (a)	3,625,000	3,825,354
Brazos River, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%, 5/1/2036	3,965,000	3,803,664
Dallas-Fort Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (a)	6,500,000	6,677,060
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	5,500,000	6,085,365
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (a)	3,300,000	3,303,894
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (a)	3,960,000	4,145,447
North Texas, Tollway Authority Revenue, First Tier, Series A, 5.625%, 1/1/2033	3,500,000	3,592,400
Red River, TX, School District Revenue Lease, St. Mark's School Project, 6.0%, 8/15/2019	5,390,000	5,722,940
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2026	4,000,000	4,013,720
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,990,770
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	1,970,540
Texas, Municipal Gas Acquisition & Supply Corp I, Gas Supply Revenue, Series B, 2.426%**, 12/15/2017	10,000,000	8,400,000
Texas, State General Obligation, College Student Loans, AMT, 5.0%, 8/1/2021	4,015,000	4,015,482
Texas, State Turnpike Authority, Dallas Northway Revenue, 5.5%, 1/1/2015 (a)	10,865,000	11,103,921
Texas, White Settlement, Independent School District, 5.125%, 8/15/2026	5,035,000	5,249,239
		83,938,447
Virginia 0.2%
Virginia, Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/2047	1,200,000	920,136
Washington 6.9%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (a)	7,355,000	7,889,635
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (a)	1,085,000	1,124,711
Series B, 5.75%, 9/1/2013 (a)	1,045,000	1,096,947
Skagit County, WA, School District General Obligation, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (a)	1,570,000	1,684,657
Snohomish County, WA, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024 (a)	3,000,000	3,171,600
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (a)	3,000,000	3,261,120
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (a)	1,500,000	1,575,030
Washington, State General Obligation, Series A, 5.5%, 7/1/2016	4,835,000	5,017,666
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (a)	5,240,000	5,283,073
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	1,000,000	983,200
		31,087,639
West Virginia 4.6%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
Series A, 6.75%, 9/1/2022	2,355,000	2,598,625
6.75%, 9/1/2030	395,000	435,863
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	10,642,775
Prerefunded, 6.75%, 9/1/2030	3,605,000	3,977,937
West Virginia, Water & Sewer Revenue, Water Development Authority, Series B, 5.25%, 11/1/2023 (a)	2,740,000	2,877,822
		20,533,022
Wisconsin 2.1%
Badge, WI, Tobacco Asset Securitization Corp., 6.125%, 6/1/2027	3,670,000	3,657,339
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,826,300
		9,483,639
Total Municipal Bonds and Notes (Cost $646,838,583)		675,710,293

Municipal Inverse Floating Rate Notes (d) 27.7%
Arizona 2.4%
Phoenix, AZ, Industrial Development Authority, Single Family Mortgage Revenue, AMT, Series 2007-3, 5.625%, 5/1/2039 (c)	11,250,000	11,045,131
Trust: Phoenix, AZ, Puttable Floating Option, Tax Exempt Receipts, RITES-PA-1509, AMT, 144A, 16.877%, 5/1/2039, Leverage Factor at purchase date: 4 to 1
California 8.7%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	10,000,000	10,286,600
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-5, 144A, 14.6%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, State General Obligation, 5.0%, 6/1/2023 (a) (c)	10,000000	10,556,200
Trust: California, State General Obligation, Series 1932, 144A, 14.6%, 6/1/2023, Leverage Factor at purchase date: 4 to 1
Rowland, CA, Unified School District, Series A, 5.0%, 8/1/2031 (a) (c)	17,715,000	18,265,184
Trust: Rowland, CA, Unified School District, Series 2803, 144A, 17.551%, 8/1/2031, Leverage Factor at purchase date: 5 to 1
		39,107,984
Illinois 1.5%
Aurora, IL, Single Family Mortgage Revenue, AMT, Series C, 5.5%, 6/1/2045 (c)	6,940,000	6,900,605
Trust: Aurora, IL, Puttable Floating Option, Tax Exempt Receipts, RITES-PA-1499, 144A, AMT, 16.33%, 6/1/2045, Leverage Factor at purchase date: 4 to 1
New York 7.8%
New York, State Dormitory Authority, State Personal Income Tax Revenues, Series A, 5.0%, 3/15/2026 (c)	10,000,000	10,484,950
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 2568, 144A, 14.27%, 3/15/2026, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority, State Personal Income Tax Revenues, Series A, 5.0%, 3/15/2024 (c)	10,000,000	10,559,850
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-3, 144A, 14.45%, 3/15/2024, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2025 (c)	5,425,000	5,654,086
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1971-1, 144A, 14.658%, 7/1/2025, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority Revenues, State Supported Debt, University Dormitory Facilities, 5.0%, 7/1/2027 (c)	8,080,000	8,353,912
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1971-2, 144A, 14.66%, 7/1/2027, Leverage Factor at purchase date: 4 to 1
		35,052,798
Tennessee 7.3%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (c)	10,200,000	10,747,536
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 14.15%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (c)	10,756,695	11,299,806
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series, 2631-3, 144A, 14.146%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (c)	10,564,925	11,064,202
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 14.156%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		33,111,544
Total Municipal Inverse Floating Rate Notes (Cost $124,734,356)		125,218,062
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $771,572,939)+	177.2	800,928,355
Other Assets and Liabilities, Net	(18.6)	(83,943,256)
Preferred Shares, at Redemption Value	(58.6)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	451,985,099
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2008.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2008.

The accompanying notes are an integral part of the financial statements.

*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A	7.125%	5/15/2025	6,000,000	5,920,026	5,277,840
+ The cost for federal income tax purposes was $770,853,274. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $30,075,081. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,058,224 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,983,143.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	11.4
Financial Guaranty Insurance Company	9.0
Financial Security Assurance, Inc.	16.8
MBIA Corp.	6.1
Radian Asset Assurance, Inc.	0.7
(b) Security incorporates a letter of credit from a major bank.
(c) Security forms part of the below tender option bond trust. The principal amount and value shown take into account the leverage factor.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to repay principal and pay interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to repay principal and pay interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ —
Level 2 — Other Significant Observable Inputs	800,928,355
Level 3 — Significant Unobservable Inputs	—
Total	$ 800,928,355

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $771,572,939)	$ 800,928,355
Cash	5,238
Receivable for investments sold	2,089,897
Interest receivable	13,274,707
Other assets	5,557
Total assets	816,303,754
Liabilities
Payable for investments purchased	6,956,936
Payable for floating rate notes issued	91,415,263
Distributions payable	150,787
Accrued management fee	326,787
Other accrued expenses and payables	468,882
Total liabilities	99,318,655
Remarketed preferred shares, at redemption value	265,000,000
Net assets applicable to common shareholders	$ 451,985,099
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	892,356
Net unrealized appreciation (depreciation) on investments	29,355,416
Accumulated net realized gain (loss)	(5,713,868)
Paid-in capital	427,451,195
Net assets applicable to common shareholders	$ 451,985,099
Net Asset Value
Net Asset Value per common share ($451,985,099 ÷ 38,973,231 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 11.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Interest	$ 20,843,202
Expenses: Management fee	1,981,669
Services to shareholders	48,072
Custodian fee	10,192
Professional fees	45,225
Trustees' fees and expenses	55,709
Reports to shareholders	43,596
Remarketing agent fee	332,233
Stock exchange listing fees	17,385
Interest expense and fees on floating rate notes	1,161,032
Other	66,821
Total expenses before expense reductions	3,761,934
Expense reductions	(40,834)
Total expenses after expense reductions	3,721,100
Net investment income	17,122,102
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	738,222
Change in net unrealized appreciation (depreciation) on investments	(8,917,473)
Net gain (loss)	(8,179,251)
Dividends on remarketed preferred shares	(5,067,303)
Net increase (decrease) in net assets resulting from operations	$ 3,875,548

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2008 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 20,184,325
Payment of operating expenses	(2,616,071)
Payment of interest expense	(1,161,032)
Proceeds from sales and maturities of investments	183,889,718
Purchases of investments	(206,040,090)
Cash provided (used) by operating activities	$ (5,743,150)
Cash Flows from Financing Activities:
Increase (decrease) in payable for floating rate notes issued	22,331,763
Distributions and dividends paid (net of reinvestment of distributions)	(16,638,589)
Cash provided (used) by financing activities	5,693,174
Increase (decrease) in cash	(49,976)
Cash at beginning of period	55,214
Cash at end of period	$ 5,238
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations (excluding dividends on remarketed preferred shares)	$ 8,942,851
(Increase) decrease in cost of investments	(26,376,750)
(Increase) decrease in unrealized appreciation (depreciation) on investments	8,917,473
(Increase) decrease in receivable for investments sold	(1,989,897)
(Increase) decrease in interest receivable	(724,903)
(Increase) decrease in other assets	(5,557)
Increase (decrease) in payable for investments purchased	5,544,078
Increase (decrease) in other accrued expenses and payables	(50,445)
Cash provided (used) by operating activities	$ (5,743,150)
* Non-cash activity from discount accretion and premium amortization in the net amount of $66,026 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income	$ 17,122,102	$ 33,306,902
Net realized gain (loss)	738,222	(768,584)
Change in net unrealized appreciation (depreciation)	(8,917,473)	(14,725,086)
Dividends on remarketed preferred shares	(5,067,303)	(10,526,572)
Net increase (decrease) in net assets resulting from operations	3,875,548	7,286,660
Distributions to common shareholders from: Net investment income	(11,224,290)	(22,448,581)
Fund share and paid-in capital transactions: Reimbursement by Advisor (see Note F)	—	175,116
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	—	175,116
Increase (decrease) in net assets	(7,348,742)	(14,986,805)
Net assets at beginning of period	459,333,841	474,320,646
Net assets at end of period (including undistributed net investment income of $892,356 and $61,847, respectively)	$ 451,985,099	$ 459,333,841
Other Information
Common shares outstanding at beginning of period	38,973,231	38,973,231
Common shares outstanding at end of period	38,973,231	38,973,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.79	$ 12.17	$ 12.14	$ 12.42	$ 12.59	$ 12.18
Income (loss) from investment operations: Net investment income[b]	.44	.85	.86	.87	.89	.92
Net realized and unrealized gain (loss)	(.21)	(.38)	.03	(.17)	(.16)	.36
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.13)	(.27)	(.24)	(.17)	(.09)	(.07)
Total from investment operations	.10	.20	.65	.53	.64	1.21
Less distributions from: Net investment income	(.29)	(.58)	(.62)	(.81)	(.81)	(.79)
Net realized gains to common shareholders	—	—	—	—	—	(.01)
Total distributions to common shareholders	(.29)	(.58)	(.62)	(.81)	(.81)	(.80)
Reimbursement by Advisor	—	.00***	—	—	—	—
Net asset value, end of period	$ 11.60	$ 11.79	$ 12.17	$ 12.14	$ 12.42	$ 12.59
Market value, end of period	$ 10.86	$ 10.43	$ 10.98	$ 12.40	$ 12.03	$ 11.96
Total Return
Based on net asset value (%)[c]	1.06g**	2.04[d,g]	5.88[g]	4.45	5.50	10.53
Based on market value (%)[c]	6.95**	.06	(6.47)	10.15	7.57	15.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	452	459	474	472	482	489
Ratio of expenses before fee reductions (%) (based on net assets of common shares, including interest expense)[e]	1.64*	1.39	1.10	1.10	1.06	1.05
Ratio of expenses after fee reductions (%) (based on net assets of common shares, including interest expense)[e]	1.63*	1.38	1.09	1.10	1.06	1.05
Ratio of expenses after fee reductions (%) (based on net assets of common shares, excluding interest expense)	1.12*	1.10	1.09	1.10	1.06	1.05
Ratio of expenses before fee reductions (%) (based on net assets of common and remarketed preferred shares, including interest expense)[e]	1.04*	.88	.71	.71	.68	.68
Years Ended November 30, (continued)	2008[a]	2007	2006	2005	2004	2003
Ratio of expenses after fee reductions (%) (based on net assets of common and remarketed preferred shares, including interest expense)[e]	1.03*	.88	.70	.71	.68	.68
Ratio of expenses after fee reductions (%) (based on net assets of common and remarketed preferred shares, excluding interest expense)	.71*	.70	.70	.71	.68	.68
Ratio of net investment income (%) (based on net assets of common shares)	7.52*	7.19	7.13	7.00	7.15	7.35
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.75*	4.57	4.55	4.52	4.62	4.75
Portfolio turnover rate (%)	26**	57	33	16	25	7
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265	265
Asset coverage per share ($)[f]	13,528	13,667	13,949	13,912	14,097	14,225
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average common shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note F). Excluding this non-recurring reimbursement, total return would have been 0.04% lower.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
[f] Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.
[g] Total return would have been lower had certain fees not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the period ended May 31, 2008 was approximately $74,379,000, with a weighted average interest rate of 3.04%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At November 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $5,837,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($3,602,000), November 30, 2011 ($1,323,000) and November 30, 2014 ($912,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares ("Remarketed Preferred Shares"), each at a liquidation value of $5,000 per share. The Remarketed Preferred Shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series of Remarketed Preferred Shares is set through a remarketing process, and the dividends are generally paid every seven days (prior to March 18, 2008, dividends were paid every 28 days). When remarketing the Remarketed Preferred Shares, the remarketing agent canvasses the Remarketed Preferred Shares market and may receive indications of dividend preferences from Remarketed Preferred Shares investors. Based on its assessment of the demand for the Remarketed Preferred Shares as well as other factors, including interest rates and general industry and financial conditions, the remarketing agent determines a non-binding dividend rate for the next dividend period. The remarketing agent then receives buy, tender and hold orders from existing and potential holders. The remarketing agent sets the final dividend rate at the lowest available that would enable the remarketing agent to remarket all of the shares tendered at the Remarketed Preferred Shares liquidation preference of $5,000 per share. For remarketing to be successful, the number of shares bid must meet or exceed the number of shares being offered for sale. Recent remarketings have failed because there were not enough bids to cover the shares for sale. If a remarketing fails, the Remarketed Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Remarketed Preferred Share ratings (AAA as of May 31, 2008), is determined to be the maximum rate, initially 110% of the Commercial Paper Rate (generally defined as the 60-day AA/Aa commercial paper rate). The maximum rate increases to 125% of the Commercial Paper Rate on the seventh day after such determination; and decreases to 110% of the Commercial Paper Rate on the date such dividend rate is no longer the maximum rate. In addition, existing Remarketed Preferred Shareholders that submit sell orders in a failed remarketing may not be able to sell any or all of the shares for which they have submitted sell orders. Remarketed Preferred Shareholders may sell their shares at the next scheduled remarketing, subject to the same risk that the subsequent remarketing will not attract sufficient demand for a successful remarketing to occur. The next succeeding dividend period following the remarketing failure automatically adjusts to a 7-day period, which continues until the next successful remarketing. Broker-dealers may also try to facilitate secondary trading in the Remarketed Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

During the six months ended May 31, 2008, the dividend rates ranged from 2.949% to 4.900% for Series A, 2.950% to 5.100% for Series B, 2.950% to 4.900% for Series C, 2.960% to 4.750% for Series D and 2.960% to 5.000% for Series E. The 1940 Act requires that the Remarketed Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the Remarketed Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Remarketed Preferred Shares designation statement, each Remarketed Preferred Shareholder is entitled to one vote and Remarketed Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights.

Since February 2008, the Fund, like many other closed-end funds throughout the industry, has experienced failed remarketings on its Remarketed Preferred Shares. Recent remarketings have failed because there were not enough bids to cover the shares for sale, indicating a lack of liquidity in the market. While repeated remarketing fails have affected the liquidity for the Remarketed Preferred Shares, a failed remarketing does not represent a default or loss of capital of the Fund's Remarketed Preferred Shares and the Remarketed Preferred Shareholders have continued to receive dividends at the previously defined "maximum rate". As of May 31, 2008, the Remarketed Preferred Shares of the Fund continue to be triple-A rated by its respective rating agencies. Prolonged remarketing failures may increase the cost of leverage to the Fund. DWS continues to evaluate alternatives for restructuring the leverage of the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2008. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $189,252,405 and $185,879,615, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.55% of the Fund's average weekly total net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DISC aggregated $47,604, of which $31,996 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $1,737, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the recent DWS Funds board consolidation, certain Independent Board Members resigned and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $35,866 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, charges an administration fee for the remarketed preferred shares. For the six months ended May 31, 2008, the amount charged to the Fund by Deutsche Bank Trust Company Americas aggregated $12,444, all of which is unpaid.

D. Fee Reductions

For the six months ended May 31, 2008, the Advisor agreed to reimburse the Fund $737, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the Fund's custodian fee was reduced by $1,489 and $2,742, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Payment made by Affiliates

During the year ended November 30, 2007, the Advisor reimbursed the Fund $175,116 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed Computershare Inc. ("Computershare") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). Computershare will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that Computershare is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to Computershare, Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to the Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform Computershare of the total funds available for the purchase of Shares and Computershare will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by Computershare in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or Computershare has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom Computershare acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to Computershare's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as Computershare will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or Computershare to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify Computershare to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Municipal Income Trust (the "Fund") was held on May 20, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. To elect thirteen Trustees to the Board of the Fund.

	Number of Votes:
Trustees	For	Withheld
John W. Ballantine	32,163,805	1,673,069
Henry P. Becton, Jr.	32,151,286	1,685,588
Dawn-Marie Driscoll	32,136,700	1,700,174
Keith R. Fox	32,170,419	1,666,455
Paul K. Freeman	32,170,848	1,666,027
Kenneth C. Froewiss	32,169,159	1,667,716
Richard J. Herring	32,165,254	1,671,621
William McClayton	32,168,537	1,668,338
Rebecca W. Rimel	32,179,907	1,656,967
William N. Searcy, Jr.	32,166,416	1,670,458
Jean Gleason Stromberg	32,146,303	1,690,571
Robert H. Wadsworth*	60	105
Axel Schwarzer*	60	105
* Elected by preferred shareholders only.

Until recently, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors or trustees (the "Boards"). In 2007, each Board, including the Board that has historically overseen the Fund (the "Chicago Board"), determined that the formation of a single consolidated Board overseeing all DWS funds (the "Consolidated Board") would be in the best interests of the funds. Accordingly, each Board approved a plan to consolidate the Chicago Board with the other primary DWS fund board (the "New York Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

Effective May 20, 2008, with the election of the above-named Directors, the Fund is governed by the Consolidated Board. The Consolidated Board consists of five members from the Fund's original Chicago Board (John W. Ballantine, Paul K. Freeman, William McClayton, Axel Schwarzer, and Robert H. Wadsworth) and eight members from the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr., and Jean Gleason Stromberg). Prior to consolidation, four members of the Fund's original Board (Donald L. Dunaway, James R. Edgar, Robert B. Hoffman, and Shirley D. Peterson) resigned.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-investments.com or visit our Direct Link: www.cef.dws.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Numbers	Common Shares	23338M 106
	Series A (Preferred Shares)	23338M 205
	Series B (Preferred Shares)	23338M 304
	Series C (Preferred Shares)	23338M 403
	Series D (Preferred Shares)	23338M 502
	Series E (Preferred Shares)	23338M 601

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a

Total	0	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008